UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549
                             _______________

                               FORM 8-K/A

                             (Amendment #1)

                             CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

   Date of report (Date of earliest event reported):  December 2, 2003

                             CRDENTIA CORP.
            (Exact name of Registrant as Specified in its Charter)

DELAWARE                         0-31152          76-0585701
(State or Other Jurisdiction (Commission File  (I.R.S. Employer
of Incorporation)              Number)          Identification Number)


            14114 Dallas Parkway, Suite 600, Dallas, Texas 75254
            (Address of principal executive offices)  (Zip Code)


                             (972) 850-0780
             (Registrant's telephone number, including area code)

             ____________________________________________________
        (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2. Acquisition or Disposition of Assets.

On December 2, 2003, we, Crdentia Corp., PSR Acquisition Corporation, a wholly owned subsidiary of Crdentia Corp., PSR Holdings Acquisition Corporation, a wholly owned subsidiary of Crdentia Corp., PSR Nurse Recruiting, Inc. and PSR Nurses Holdings Corp. consummated the merger of
(i) PSR Acquisition Corporation with and into PSR Nurse Recruiting, Inc. and (ii) PSR Holdings Acquisition Corporation with and into PSR Nurses Holdings Corp., pursuant to the terms of the Agreement and Plan of Reorganization dated November 4, 2003. Our officers began assisting with the management of PSR Nurse Recruiting, Inc. and PSR Nurses Holdings Corp. effective October 31, 2003. On our current report filed on Form 8-K filed with the Securities and Exchange Commission on December 12, 2003, we announced our consummation of the mergers.

We hereby amend Item 7 of our current report on Form 8-K filed on December 12, 2003 to include financial statements of the businesses acquired and pro forma financial information in accordance with Item 7(a)(4) and Item 7(b)(2) within 60 days after the due date of the initial filing. Except as set forth in Item 7 below, no other changes are being made to our current report on Form 8-K filed on December 12, 2003.


ITEM 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Business Acquired.

The financial statements of PSR Nurse Recruiting, Inc. and PSR Nurses Holdings Corp. required to be filed are attached hereto as Exhibit 99.1,

(b)  Pro Forma Financial Information.

The pro forma financial information required to be filed is attached hereto as Exhibit 99.2.

The pro forma financial information attached to this report as Exhibit 99.2 also includes the pro forma financial information for New Age Staffing, Inc., Baker Anderson Christie, Inc., and Nurses Network, Inc. previously included in Exhibit 99.2 to the report on Form 8-K/A filed on November 7, 2003.

(c)   Exhibits.


99.1 Financial Statements of PSR Nurse Recruiting, Inc. and PSR Nurses Holdings Corp.
99.2 Pro Forma Financial Information PSR Nurse Recruiting, Inc. and PSR Nurses Holdings Corp.

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report on Form 8-K/A to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      CRDENTIA CORP.
Date :  February 17, 2004
                                                 /S/ WILLIAM S. LEFTWICH
                                              By: William S. Leftwich
                                                  Chief Financial Officer
                                                  and Secretary

                                 EXHIBIT INDEX

Exhibit No.     Description


99.1 Financial Statements of PSR Nurse Recruiting, Inc. and PSR Nurses Holdings Corp.
99.2 Pro Forma Financial Information PSR Nurse Recruiting, Inc. and PSR Nurses Holdings Corp.